VOYA PARTNERS, INC.

Voya Index Solution Income Portfolio

Voya Index Solution 2025 Portfolio

Voya Index Solution 2030 Portfolio

Voya Index Solution 2035 Portfolio

Voya Index Solution 2040 Portfolio

Voya Index Solution 2045 Portfolio

Voya Index Solution 2050 Portfolio

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution 2065 Portfolio

(collectively, the "Index Solution Portfolios")

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

(collectively, the "Solution Portfolios")

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

(collectively, the "Strategic Allocation Portfolios")

Supplement dated November 14, 2022

to the Index Solution Portfolios' Class ADV, Class I, Class S, and Class S2 Shares'

Prospectus, dated May 1, 2022, as supplemented; the Index Solution Portfolios' Class Z

Shares' Prospectus, dated May 1, 2022;

the Solution Portfolios' Class ADV, Class I, Class R6, Class S, Class S2, and Class T Shares'

Prospectus, dated May 1, 2022; and

the Strategic Allocation Portfolios' Class I and Class S Shares' Prospectus, dated May 1, 2022

(collectively, the "Prospectuses")

Effective immediately, the Prospectuses are revised as follows:

1.The sub-section of the Prospectuses entitled "Key Information About the Underlying Funds

– Unaffiliated Underlying Funds" is amended to add the following:

Underlying Fund: SPDR® Portfolio Long Term Treasury ETF

Investment Adviser: SSGA Funds Management, Inc.

Investment Objective: Provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

Main Investments: Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Long U.S. Treasury Index (the "Index") and in securities that the fund's investment adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the fund's investment adviser). The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 years or more. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 years or more, are rated investment grade, and have $300 million or more of outstanding face value. In seeking to track the performance of the Index, the fund employs a sampling strategy, which means the fund is not required to purchase all of the securities represented in the Index.

Underlying Fund: Vanguard Short-Term Bond ETF

Investment Adviser: The Vanguard Group, Inc.

Investment Objective: Track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Main Investments: The fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. 1-5 Year Government/Credit Float Adjusted Index ("Index"). The Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the fund's investments will be selected through the sampling process, and at least 80% of the fund's assets will be invested in bonds held in the Index. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed three years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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